UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 13, 2007

                                   Move, Inc.
             (Exact name of registrant as specified in its charter)

                Delaware                 000-26659              95-4438337
      (State or other jurisdiction      (Commission            (IRS Employer
            of incorporation)           File Number)        Identification No.)

                            30700 Russell Ranch Road
                       Westlake Village, California 91362
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300

          (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS
                                -----------------

Item 8.01    Other Events
Item 9.01    Financial Statements and Exhibits
SIGNATURE

EXHIBIT INDEX
EXHIBIT 99.1

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Item 8.01 Other Events
----------------------

On September 13, 2007, the board of directors of Move, Inc. (the "Company") authorized a stock repurchase program. The program authorizes, in one or more transactions taking place during the 12 month period following the date of public disclosure of the program, the repurchase of the Company's outstanding common stock utilizing surplus cash in the amount of up to $50 million. Under the program, Move, Inc. can purchase shares of common stock in the open market or in privately negotiated transactions. The timing and amount of repurchase transactions under this program will depend upon market conditions, corporate considerations and regulatory requirements. The Company may enter into Rule 10b5-1 plans to facilitate open market repurchases under the program. Shares repurchased under the program shall be retired to constitute authorized but unissued shares of Company common stock.

A copy of the press release issued by the Company on September 17, 2007, regarding the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
-------------------------------------------

(c)  Exhibits

      99.1 Press Release dated September 17, 2007, announcing the Company's stock repurchase program.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MOVE, INC.

Date: September 17, 2007            By:  /s/ James S. Caulfield
                                         ---------------------------------------
                                         James S. Caulfield
                                         Executive Vice President and General
                                         Counsel


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Exhibit No.       Description
-----------       -----------

      99.1 Press Release dated September 17, 2007, announcing the Company's stock repurchase program.